                                THE ONE GROUP(R)
                             FAMILY OF MUTUAL FUNDS

                                November 1, 1996

                    THE ONE GROUP(R) TREASURY & AGENCY FUND

This Prospectus describes The One Group(R) Treasury & Agency Fund (the "Fund") which seeks a high level of current income by investing in U.S. Treasury and other U.S. Agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund is a series of The One Group(R) (the "Trust"). Banc One Investment Advisors Corporation ("Banc One Advisors") serves as investment advisor to the Fund. Banc One Advisors currently manages more than $39 billion in assets.

The following three classes of shares are available to investors:

Class A and Class B shares are offered to the general public.

Fiduciary Class shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities (each an "Authorized Financial Organization").

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY BANC ONE CORPORATION OR ITS AFFILIATES. THE TRUST'S SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE. AN INVESTMENT IN MUTUAL FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. BANC ONE INVESTMENT ADVISORS CORPORATION RECEIVES FEES FROM THE FUND FOR INVESTMENT ADVISORY AND OTHER SERVICES.

The Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company. This Prospectus contains information about the Trust and the Fund that a prospective investor should know before investing. Please read this Prospectus carefully and retain it for future reference. A Statement of Additional Information dated November 1, 1996 has been filed with the SEC and is available without charge by calling (800) 480-4111 or writing to the Distributor, The One Group(R) Services Company, at 3435 Stelzer Road, Columbus, Ohio 43219. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS

TABLE OF CONTENTS

SUMMARY................................................................................     3
ABOUT THE FUND.........................................................................     4
  Expense Summary......................................................................     4
  The Fund.............................................................................     6
  Investment Objective and Permissible Investments.....................................     6
  Risk Factors.........................................................................     6
HOW TO DO BUSINESS WITH THE ONE GROUP(R)...............................................     7
  How to Invest in The One Group.......................................................     7
  Alternative Sales Arrangements.......................................................    10
  Exchanges............................................................................    12
  Redemptions..........................................................................    13
FUND MANAGEMENT........................................................................    14
  The Trustees.........................................................................    14
  The Advisor..........................................................................    14
  The Fund Managers....................................................................    14
  The Distributor......................................................................    15
  The Administrator....................................................................    15
  The Transfer Agent and Custodian.....................................................    16
  Counsel and Independent Accountants..................................................    16
OTHER INFORMATION......................................................................    16
  The Trust............................................................................    16
  Other Investment Policies............................................................    17
  Description of Permitted Investments.................................................    18
  Description of Ratings...............................................................    20
  Performance..........................................................................    20
  Taxes................................................................................    21

PROSPECTUS

SUMMARY

The Trust is an open-end management investment company that provides a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the various classes of shares of the Fund.

WHAT IS THE INVESTMENT OBJECTIVE? The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. Agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. A more detailed discussion of the Fund's investment objectives and policies can be found in this Prospectus under the heading "Investment Objectives and Permissible Investments."

WHAT ARE THE PERMITTED INVESTMENTS? The Fund will normally invest at least 65% of its total assets in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and securities issued or guaranteed by U.S. Government agencies or instrumentalities. The Fund's assets may be invested in securities of other government-only investment companies, (including The One Group(R)), government mortgage-backed securities and government adjustable rate mortgage loans. The Fund's investments are subject to market and interest rate fluctuations, which may affect the value of the Fund's shares. The securities in which the Fund may invest are described in more detail in "Description of Permitted Investments."

WHO IS THE ADVISOR? Banc One Investment Advisors Corporation ("Banc One Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Trust. Banc One Advisors is entitled to a fee for advisory services provided to the Trust. Banc One Advisors may voluntarily agree to waive a part of its fees. A more detailed discussion regarding Banc One Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

WHO IS THE ADMINISTRATOR? The One Group(R) Services Company serves as the Administrator of the Trust. The Administrator is entitled to a fee for services provided to the Trust. Banc One Advisors serves as the Sub-Administrator of the Trust, pursuant to an agreement with the Administrator for which Banc One Advisors receives a fee paid by the Administrator. Additional information regarding the Administrator can be found in this Prospectus under the headings "The Administrator" and "Expense Summary."

WHO IS THE TRANSFER AGENT AND CUSTODIAN? State Street Bank and Trust Company serves as Transfer Agent and Custodian for the Trust, for which services it receives a fee. Bank One Trust Company, N.A. serves as Sub-Custodian for the Trust, for which services it receives a fee. See "The Transfer Agent and Custodian."

WHO IS THE DISTRIBUTOR? The One Group(R) Services Company acts as Distributor of the Trust's shares. The Distributor is entitled to fees for distribution services for the Class A and Class B shares. No compensation is paid to the Distributor for the distribution services for the Fiduciary Class shares of the Fund. The activities of the Distributor are discussed under the heading "The Distributor."

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions of shares of the Fund may be made through the Distributor on any day that the New York Stock Exchange is open for trading ("Business Days"). Purchase and redemption procedures are explained in greater detail in "How to Invest in The One Group(R)" and "Redemptions."

HOW ARE DIVIDENDS PAID? Substantially all of the Fund's net investment income (exclusive of capital gains) is determined and declared daily, and is distributed in the form of periodic dividends to Shareholders of the Fund on the first Business Day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless the Shareholder elects to take the payment in cash. For a more detailed discussion of dividends, see "Dividends."

                                                                      PROSPECTUS

ABOUT THE FUND

EXPENSE SUMMARY -- THE ONE GROUP(R) TREASURY & AGENCY FUND

                                                                                                FIDUCIARY
                                                                        CLASS A     CLASS B       CLASS
-----------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Charge Imposed on Purchases(2)
  (as a percentage of offering price)................................     3.00%        none         none
Maximum Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)..............      none       3.00%         none
Redemption Fees......................................................      none        none         none
Exchange Fees........................................................      none        none         none
ANNUAL OPERATING EXPENSES
  (as a percentage of average daily net assets)
Investment Advisory Fees (after fee waivers)(3)......................      .30%        .30%         .30%
12b-1 Fees (after fee waivers)(4)....................................      .25%        .75%         none
Other Expenses(5)....................................................      .15%        .15%         .15%
Total Operating Expenses(6)..........................................      .70%       1.20%         .45%
-----------------------------------------------------------------------------------------------------------

(1) A person who purchases shares through an account with a financial institution or broker/dealer may be charged separate transaction fees by the financial institution or broker/dealer. In addition, a wire redemption charge, currently $7.00, is deducted from the amount of a wire redemption payment made at the request of a Shareholder.

(2) A person who purchases $1 million or more Class A shares and is not assessed a sales charge at the time of purchase, will be assessed a sales charge equivalent to 1% of the purchase price if such purchaser redeems any or all of the Class A shares prior to the first anniversary of purchase.

(3) Investment Advisory Fees have been revised to reflect fee waivers effective as of the date of this Prospectus. Banc One Advisors may voluntarily agree to waive a part of its fees. Absent this voluntary reduction, Investment Advisory Fees would be .40% for all classes of shares.

(4) Absent the voluntary waiver of fees under the Trust's Distribution and Shareholder Services Plans, 12b-1 fees (as a percentage of average daily net assets) would be .35% for Class A shares and 1.00% for Class B shares. There are no 12b-1 fees charged to Fiduciary Class shares. See "The Distributor."

(5) Other Expenses have been revised to reflect fee waivers effective as of the date of this Prospectus. Absent this voluntary reduction, Other Expenses would be .29% for all classes of shares.

(6) Total Operating Expenses have been revised to reflect fee waivers effective as of the date of this Prospectus. Absent the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be 1.04% for Class A shares, 1.69% for Class B shares, and .69% for Fiduciary Class shares.

PROSPECTUS

EXAMPLE: An investor would pay the following expenses on a $1,000 investment in Class A and Fiduciary Class shares of the Fund, assuming: (1) imposition of the maximum sales charge for Class A shares; (2) 5% annual return; and (3) redemption at the end of each time period.

--------------------------------------------------------------------------------

                                                                                    1 YEAR       3 YEARS
---------------------------------------------------------------------------------------------------------
Class A                                                                              $ 37          $ 52
Fiduciary Class                                                                      $  5          $ 14

Absent the voluntary reduction of fees, the dollar amounts in the above example would be as follows:

--------------------------------------------------------------------------------

                                                                                    1 YEAR       3 YEARS
---------------------------------------------------------------------------------------------------------
Class A                                                                              $ 40          $ 62
Fiduciary Class                                                                      $  7          $ 22

EXAMPLE: An investor would pay the following expenses on a $1,000 investment in Class B shares, assuming: (1) deduction of the applicable maximum Contingent Deferred Sales Charge; and (2) 5% annual return.

--------------------------------------------------------------------------------

                                                                                    1 YEAR       3 YEARS
---------------------------------------------------------------------------------------------------------
Assuming a complete redemption at end of period                                      $ 42          $ 58
Assuming no redemption                                                               $ 12          $ 38

Absent the voluntary reduction of fees, the dollar amounts in the above example would be as follows:

--------------------------------------------------------------------------------

                                                                                    1 YEAR       3 YEARS
---------------------------------------------------------------------------------------------------------
Assuming a complete redemption at end of period                                      $ 47          $ 73
Assuming no redemption                                                               $ 17          $ 53

These tables are designed to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Trust. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The rules of the SEC require that the maximum sales charge be reflected in the above table. However, investors of the Fund ("Shareholders") may, under certain circumstances, qualify for reduced sales charges. See "How to Invest in The One Group(R)." Long-term Shareholders of Class A shares and Class B shares may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers' Rules.

                                                                      PROSPECTUS

THE FUND

The Fund is part of the Trust, which is an open-end management investment company that offers shares in 40 separate funds, most of which offer three classes of shares. This Prospectus relates to Class A, Class B and Fiduciary Class shares of the Fund, which provide for variations in distribution costs, voting rights, dividends and per share net asset value. Except for these differences among classes, each share of the Fund represents an undivided, proportionate interest in the Fund. The Fund is a diversified mutual fund. Information regarding the Trust's 39 other funds and their classes is contained in separate prospectuses which may be obtained from the Trust's Distributor, The One Group(R) Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, or by calling 1-800-480-4111.

INVESTMENT OBJECTIVE AND PERMISSIBLE INVESTMENTS

The investment objective of the Fund is "fundamental" and may not be changed without a Shareholder vote. For additional information on Shareholder voting, see the sections of this Prospectus entitled "Other Information -- Voting Rights" and "Investment Limitations." Unless expressly deemed to be fundamental, the investment policies of the Fund are non-fundamental and may be changed without a Shareholder vote. You will be notified if a material change is made in a non-fundamental policy. There is no assurance that the Fund will meet its investment objective.

Below is a description of the Fund's investment objective and policies, as well as a summary of the types of securities in which the Fund will invest. For additional information concerning the Fund's investments, see "Description of Permitted Investments." The risks associated with investment in the Fund and with certain investment techniques used by the Fund can be found in the sections entitled "Risk Factors" and "Description of Permitted Investments."

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. Agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

The Fund will normally invest at least 65% of its total assets in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury, and securities issued or guaranteed by U.S. Government agencies or instrumentalities. The Fund's assets may be invested in U.S. Treasury obligations, which may include Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"), and securities of other government-only investment companies, (including The One Group(R)). The Fund may also invest in government mortgage-backed securities and government adjustable rate mortgage loans ("ARMs"). In addition, the Fund may engage in securities lending transactions. Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range between two and five years.

For a detailed description of the Fund's permitted investments and ratings, see "Description of Permitted Investments" and "Description of Ratings" and the Statement of Additional Information. For a description of permitted investments for temporary defensive purposes, see "Temporary Defensive Position." In the event a security owned by the Fund is downgraded below these rating categories, Banc One Advisors will review and take appropriate action with regard to the security.

RISK FACTORS

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

The market value of the Fund's fixed-income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under condition of default, changes in the value of fixed-income securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

Because the Fund's investments are interest rate sensitive, the Fund's performance will depend in varying degrees on fluctuations in market interest rates. Banc One Advisors will utilize appropriate strategies which attempt to maximize returns to the Fund, while minimizing the associated risks to its invested capital. Operating results also will depend upon the availability of opportunities for the investment of the Fund's assets, including purchases and sales of suitable securities.

RISKS OF INVESTING IN MORTGAGE-RELATED SECURITIES

The Fund may invest in mortgage-related securities. Mortgage-related securities include, among other things, mortgage-backed securities, and adjustable rate mortgage loans. The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. The major differences typically include more frequent

PROSPECTUS
interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-related securities notwithstanding a direct or indirect governmental or agency guarantee. The Fund intends to use hedging techniques to control this risk. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-related securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the securities to lengthen and the value to decline more than anticipated.

RISK OF CERTAIN INVESTMENT TECHNIQUES

Certain investment management techniques that the Fund may use may expose the Fund to special risks. These include, but are not limited to, lending portfolio securities. These practices could expose the Fund to potentially greater risk of loss than more traditional fixed-income investments.

For additional information on each of the Fund's permitted investments and associated risks, see "Description of Permitted Investments."

HOW TO DO BUSINESS WITH THE ONE GROUP(R)

HOW TO INVEST IN THE ONE GROUP(R)

Shares of the Fund are sold on a continuous basis and may be purchased directly from the Trust's Distributor, The One Group(R) Services Company, by mail, by telephone, or by wire. Shares may also be purchased through a financial institution, such as a bank, savings and loan association or insurance company (each a "Shareholder Servicing Agent"), that has established a Shareholder servicing agreement with the Distributor, or through a broker-dealer that has established a dealer agreement with the Distributor.

Purchases and redemptions of shares of the Fund may be made on any day that the New York Stock Exchange is open for trading ("Business Days"). The minimum initial and subsequent investments in the Fund are $50,000 and $1,000, respectively. Initial and subsequent investment minimums may be waived at the Distributor's discretion. Investors may purchase up to a maximum of $250,000 of Class B shares per individual purchase order.

Class A and Class B shares are offered to the general public. Fiduciary Class shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities (each an "Authorized Financial Organization"). For additional details regarding eligibility, call the Distributor at 1-800-480-4111.

BY MAIL

Investors may purchase Class A and Class B shares of the Fund by completing and signing an Account Application Form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "The One Group(R)," to State Street Bank and Trust Company (the Trust's Transfer Agent and Custodian), P.O. Box 8500, Boston, MA 02266-8500. Subsequent purchases of shares may be made at any time by mailing a check to the Transfer Agent. Account Application Forms are available through the Distributor by calling 1-800-480-4111. All purchases made by check should be in U.S. dollars. Third party checks will not be accepted. When purchases are made by check or under the Systematic Investment Plan (see below), redemptions will not be allowed until the investment being redeemed has been in the Fund for 10 calendar days.

Purchases of Fiduciary Class shares and Class A shares that are being offered to investors in certain retirement plans such as 401(k) and similar plans, other than Individual Retirement Accounts, are made by an institutional investor and/ or other intermediary on behalf of an investor (each also a "Shareholder Servicing Agent"). The Shareholder Servicing Agent may require an investor to complete forms in addition to the Account Application Form and to follow procedures established by the Shareholder Servicing Agent. Such Shareholders should contact their Shareholder Servicing Agents regarding purchases, exchanges and redemptions of shares. See "Additional Information Regarding Purchases."

BY TELEPHONE OR BY WIRE

Once an Account Application Form has been received, Shareholders are eligible to make purchases by telephone or wire (if that option has been selected by a Shareholder) by calling the Transfer Agent at 1-800-480-4111 or the Shareholder Servicing Agent, if applicable.

                                                                      PROSPECTUS

Shareholders may revoke their automatic eligibility to make purchases and/or redemptions by telephone or by wire, by sending a letter so stating to the Transfer Agent, State Street Bank and Trust Company, P.O. Box 8500, Boston, MA 02266-8500.

FUND-DIRECT IRA

The Trust offers a tax-advantaged retirement plan for which the shares of the Fund may be an appropriate investment. The Trust's retirement plan allows participants to defer taxes while helping them build their retirement savings.

The One Group(R)'s Fund-Direct IRA is a retirement plan with a wide choice of investments, offering people with earned income the opportunity to compound earnings on a tax-deferred basis. An IRA Adoption Agreement may be obtained by calling the Distributor at 1-800-480-4111.

ADDITIONAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Distributor if the Distributor receives the order before 4:00 p.m., eastern time. However, an order may be cancelled if the Transfer Agent does not receive Federal funds before close of business on the next Business Day for Fiduciary Class shares, and before the close of business on the third Business Day for Class A and Class B shares, and the investor could be liable for any fees or expenses incurred by the Trust. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. The purchase price of shares of the Fund is the net asset value next determined after a purchase order is effected plus any applicable sales charge (the "offering price"). The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets allocable to a class, less any liabilities allocable to that class, by the total number of outstanding shares of such class. Net asset value per share is determined daily as of 4:00 p.m., eastern time, on each Business Day. For a further discussion of the calculation of net asset value, see the Statement of Additional Information. Shares may also be issued in transactions involving the acquisition by the Fund of securities held by collective investment funds sponsored and administered by affiliates of Banc One Advisors. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. Although the methodology and procedures are identical, the net asset value per share of classes within the Fund may differ because the distribution expenses charged to Class A shares and Class B shares are not charged to Fiduciary Class shares.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such order. Except as provided below, neither the Trust's Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions, and the investor will bear all risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If such procedures are not employed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions.

Fiduciary Class shares offered to institutional investors and to investors in certain retirement plans, and Class A shares that are offered to investors in certain retirement plans such as 401(k) and similar plans, other than Individual Retirement Accounts, will normally be held in the name of the Shareholder Servicing Agent effecting the purchase on the Shareholder's behalf, and it is the Shareholder Servicing Agent's responsibility to transmit purchase orders to the Distributor. A Shareholder Servicing Agent may impose an earlier cut-off time for receipt of purchase orders directed through it to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. The Shareholder should contact his or her Shareholder Servicing Agent for information as to the Shareholder Servicing Agent's procedures for transmitting purchase, exchange or redemption orders to the Trust. A Shareholder who desires to transfer the registration of shares beneficially owned by him or her, but held of record by a Shareholder Servicing Agent, should contact the Shareholder Servicing Agent to accomplish such change. Other Shareholders who desire to transfer the registration of their shares should contact the Transfer Agent.

No certificates representing the shares of the Fund will be issued. In communications to Shareholders, the Fund will not duplicate mailings of Fund material to Shareholders who reside at the same address.

PROSPECTUS

SALES CHARGE

The following table shows the initial sales charge on Class A shares to a "single purchaser" (defined below) together with the commission paid to financial institutions and intermediaries (the "commission"):

                                                          SALES CHARGE        SALES CHARGE        COMMISSION
                                                              AS A           AS APPROPRIATE          AS A
                                                          PERCENTAGE OF      PERCENTAGE OF       PERCENTAGE OF
                                                            OFFERING           NET AMOUNT          OFFERING
                  AMOUNT OF PURCHASE                          PRICE             INVESTED             PRICE
-------------------------------------------------------   -------------      --------------      -------------
less than $100,000.....................................       3.00%               3.09%              2.70%
$100,000 but less than $250,000........................       2.50%               2.56%              2.18%
$250,000 but less than $500,000........................       2.00%               2.04%              1.64%
$500,000 but less than $1,000,000......................       1.50%               1.52%              1.20%
$1,000,000 or more.....................................       0.00%               0.00%              0.00%

The commissions shown in the table apply to sales through financial institutions and intermediaries. Under certain circumstances, the Distributor will use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown above. The maximum cash compensation payable by the Distributor as a sales charge is 3.00% of the offering price (including the commission shown above and additional cash compensation described below). In addition, the Distributor will, from time to time and at its own expense, provide promotional incentives to financial institutions and intermediaries, whose registered representatives have sold or are expected to sell significant amounts of the shares of the Fund, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside the United States, and additional compensation in an amount up to 1.00% of the offering price of Class A shares of the Fund for sales of $1 million to $5 million, and 0.50% for sales over $5 million. An investor who purchases $1 million or more of Class A shares and is not assessed a sales charge at the time of purchase, will be assessed a sales charge equivalent to 1% of the purchase price if such investor redeems any or all of the Class A shares prior to the first anniversary of purchase. Under certain circumstances, commissions up to the amount of the entire sales charge will be reallowed to financial institutions and intermediaries, which might then be deemed to be "underwriters" under the Securities Act of 1933.

RIGHT OF ACCUMULATION

In calculating the sales charge rates applicable to current purchases of Class A shares, a "single purchaser" is entitled to cumulate current purchases with the current value at the offering price of previously purchased Class A and Class B shares of the Fund and other eligible funds of the Trust, other than the Trust's money market funds, that are sold subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

LETTER OF INTENT

By initially investing at least $2,000 in Class A shares of one or more funds that impose a comparable sales charge over the next 13 months, the sales charge may be reduced by completing the Letter of Intent section of the Account Application Form. The Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of investment, which is based on the amount covered by the Letter of Intent.

For example, assume an investor signs a Letter of Intent to purchase $250,000 in Class A shares of one (or more) of the funds of the Trust that impose a comparable sales charge and, at the time of signing the Letter of Intent, purchases $100,000 of Class A shares of one of these funds. The investor would pay an initial sales charge of 2.00% (the sales charge applicable to purchases of $250,000) and .50% of the investment (representing the difference between the 2.50% sales charge applicable to purchases of $100,000 and the 2.00% sales charge already paid) would be held in escrow until the investor has purchased the remaining $150,000 or more in Class A shares under the investor's Letter of Intent.

                                                                      PROSPECTUS

The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum purchase of at least $2,000.

The Letter of Intent will not obligate the investor to purchase Class A shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

OTHER CIRCUMSTANCES

No sales charge is imposed on Class A shares of the Fund: (i) issued through reinvestment of dividends and capital gains distributions; (ii) acquired through the exercise of exchange privileges where a comparable sales charge has been paid for exchanged shares; (iii) purchased by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of the Trust, of BANC ONE CORPORATION and its subsidiaries and affiliates, of the Distributor and its subsidiaries and affiliates, of the Custodian and Transfer Agent and their subsidiaries and affiliates, or of an investment sub-Advisor of a fund of the Trust and such sub-Advisor's subsidiaries and affiliates; (iv) sold to affiliates of BANC ONE CORPORATION and certain accounts (other than Individual Retirement Accounts) for which Authorized Financial Organizations act in fiduciary, advisory, agency, custodial or similar capacities, or purchased by investment Advisors, financial planners or other intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such investment Advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment Advisor, financial planner or other intermediary; (v) purchased with proceeds from the recent redemption of Fiduciary Class shares of a fund of the Trust or acquired in an exchange of Fiduciary Class shares of a fund for Class A shares of the same fund; (vi) purchased with proceeds from the recent redemption of shares of a mutual fund (other than a fund of the Trust) for which a sales charge was paid; (vii) purchased in an Individual Retirement Account with the proceeds of a distribution from an employee benefit plan, provided that, at the time of distribution, the employee benefit plan had plan assets invested in a fund of the Trust; (viii) purchased with Trust assets; (ix) purchased in accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor; (x) directly purchased with the proceeds of a dividend distribution on a bond for which a BANC ONE CORPORATION affiliate bank or trust company is the Trustee or Paying Agent; or (xi) purchased in connection with plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

An investor relying upon any of the categories of waivers of the sales charge must qualify for such waiver in advance of the purchase with the Distributor or the financial institution or intermediary through which shares are purchased by the investor.

The waiver of the sales charge under circumstances (v), (vi) and (vii) above applies only if the purchase is made within 60 days of the redemption or distribution and if conditions imposed by the Distributor are met. The waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption or distribution as described in clauses (v), (vi) and (vii) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should call the Distributor at 1-800-480-4111 to determine whether they are eligible to purchase shares without paying a sales charge through the use of proceeds from a recent redemption or distribution as described above, and to confirm continued availability of the waiver policies prior to initiating the procedures described in clauses (v), (vi) and (vii).

ALTERNATIVE SALES ARRANGEMENTS

CLASS B SHARES

Class B shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the fourth anniversary of purchase. When a Shareholder purchases Class B shares, the full purchase amount is invested directly in the Fund. Class B shares of the Fund are subject to an ongoing distribution and Shareholder service fee at an annual rate of 1.00% of the Fund's average daily net assets as provided in the Class B Plan (described below under "The Distributor"). The Distributor has voluntarily agreed to reduce the amount of this fee to .75% of the Fund's average daily net assets attributable to the Class B shares, for the indefinite future. This ongoing fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class B shares convert automatically to Class A shares after six years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

Proceeds from the Contingent Deferred Sales Charge and the distribution and Shareholder service fees under the Class B Plan are payable to the Distributor and financial intermediaries to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to dealers and agents for selling Class B shares. A dealer

PROSPECTUS
reallowance of 2.75% of the original purchase price of the Class B shares will be paid to financial institutions and intermediaries.

CONTINGENT DEFERRED SALES CHARGE

If the Shareholder redeems Class B shares prior to the fourth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gain distributions.

The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

                                                                               CONTINGENT DEFERRED
                                                                                SALES CHARGE AS A
                                     YEAR(S)                                      PERCENTAGE OF
                                      SINCE                                       DOLLAR AMOUNT
                                     PURCHASE                                   SUBJECT TO CHARGE
      ----------------------------------------------------------------------   --------------------
      0-1...................................................................           3.00%
      1-2...................................................................           3.00%
      2-3...................................................................           2.00%
      3-4...................................................................           1.00%
      4-5...................................................................           None
      5-6...................................................................           None

In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Class A shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B shares redeemed first) or shares representing capital appreciation, next of shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

To provide an example, assume you purchased 100 shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional shares through dividends paid in shares. If you then make your first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because you received them as dividends. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a Contingent Deferred Sales Charge at a rate of 3.00% (the applicable rate prior to the second anniversary after purchase).

The Contingent Deferred Sales Charge is waived on redemption of shares: (i) for distributions that are made under a Systematic Withdrawal Plan of the Trust and that are limited to no more than 10% of the account value annually, determined in the first year, as of the date the redemption request is received by the Transfer Agent, and in subsequent years, as of the most recent anniversary of that date; (ii) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; or (iii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; or (ii) exchanges for Class B shares of other funds of the Trust as described under "Exchanges."

CONVERSION FEATURE

Class B shares include all shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending six years after the end of the month in which the shares were purchased. At the end of this period, Class B shares will automatically convert to Class A shares and will be subject to the lower distribution and Shareholder service fees charged to Class A shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

                                                                      PROSPECTUS

For purposes of conversion to Class A shares, shares received as dividends and other distributions paid on Class B shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in a Shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

If a Shareholder effects one or more exchanges among Class B shares of the funds of the Trust during the six-year period, the Trust will aggregate the holding periods for the shares of each fund of the Trust for purposes of calculating that six-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a Shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

EXCHANGES

CLASS A AND FIDUCIARY CLASS

Fiduciary Class Shareholders of the Fund may exchange their shares for Class A shares of the Fund or for Class A shares or Fiduciary Class shares of another fund of the Trust.

Class A Shareholders may exchange their shares for Fiduciary Class shares of the Fund or for Fiduciary Class shares or Class A shares of another fund of the Trust, if the Shareholder is eligible to purchase such shares.

The exchange privilege may be exercised only in those states where the shares of the Fund or such other fund of the Trust may be legally sold. All exchanges discussed herein are made at the net asset value of the exchanged shares, except as provided below. The Trust does not impose a charge for processing exchanges of shares. If a Shareholder seeks to exchange Class A shares of a fund that does not impose a sales charge for Class A shares of a fund that does or the fund being exchanged into has a higher sales charge, the Shareholder will be required to pay a sales charge in the amount equal to the difference between the sales charge applicable to the fund into which the shares are being exchanged and any sales charges previously paid for the exchanged shares, including any sales charges incurred on any earlier exchanges of the shares (unless such sales charge is otherwise waived, as provided in "Other Circumstances"). The exchange of Fiduciary Class shares for Class A shares also will require payment of the sales charge unless the sales charge is waived, as provided in "Other Circumstances."

CLASS B

Class B Shareholders of the Fund may exchange their shares for Class B shares of any other fund of the Trust on the basis of the net asset value of the exchanged Class B shares, without the payment of any Contingent Deferred Sales Charge that might otherwise be due upon redemption of the outstanding Class B shares. The newly acquired Class B shares will be subject to the higher Contingent Deferred Sales Charge of either the fund from which the shares were exchanged or the fund into which the shares were exchanged. With respect to outstanding Class B shares as to which previous exchanges have taken place, "higher Contingent Deferred Sales Charge" shall mean the higher of the Contingent Deferred Sales Charge applicable to either the fund the shares are exchanging into or any other fund from which the shares previously have been exchanged. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B shares, the holding period for outstanding Class B shares of the fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B shares. For purposes of calculating the holding period applicable to the newly acquired Class B shares, the newly acquired Class B shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B shares of the fund from which the initial exchange was made.

ADDITIONAL INFORMATION REGARDING EXCHANGES

In the case of shares held of record by a Shareholder Servicing Agent but beneficially owned by a Shareholder, to exchange such shares the Shareholder should contact the Shareholder Servicing Agent, who will contact the Transfer Agent and effect the exchange on behalf of the Shareholder. If an exchange request in good order is received by the Transfer Agent by 4:00 p.m., eastern time, on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange must receive a current prospectus of the fund of the Trust in which he or she wishes to invest before the exchange will be effected.

The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days' written notice. An exchange between classes of shares of the same fund is not considered a taxable event; however, an exchange between funds of the Trust is considered a sale of shares and usually results in a capital gain or loss for Federal income tax purposes. Shareholders should consult their tax Advisors for a more complete explanation of the Federal income tax consequences of an exchange of shares of the Fund.

A more detailed description of the above is set forth in the Statement of Additional Information.

PROSPECTUS

The Fund's exchange privilege is not intended to afford Shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAY APART) from the Fund during any twelve month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other One Group portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.

REDEMPTIONS

Shareholders may redeem their shares without charge (except Class B shares, as provided above) on any Business Day; shares may ordinarily be redeemed by mail, by telephone or by wire. All redemption orders are effected at the net asset value per share next determined for Class A and Fiduciary Class shares, and at net asset value per share next determined reduced by any applicable Contingent Deferred Sales Charge for Class B shares, after receipt of a valid request for redemption. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to constitute a valid request for redemption. All requests for redemptions from IRA accounts must be in writing. Redemption request forms may be obtained from the Transfer Agent by calling (800) 480-4111. All written redemption requests should be sent to The One Group, c/o State Street Bank and Trust Company, P.O. Box 8500, Boston, MA 02266-8500, or the Shareholder Servicing Agent, if applicable. The Transfer Agent may require that the signature on the written request be guaranteed by a commercial bank, a member firm of a domestic stock exchange, or by a member of the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program.

The signature guarantee requirement will be waived if all of the following conditions apply: (i) the redemption is for $50,000 worth of shares or less;
(ii) the redemption check is payable to the Shareholder(s) of record; and (iii) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form or by written instruction to the Transfer Agent or the Shareholder Servicing Agent, if applicable. There is no charge for having redemption requests mailed to a designated bank account.

BY TELEPHONE AND WIRE

Shareholders may have the payment of redemption requests wired or mailed to a domestic commercial bank account previously designated on the Account Application Form. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent at 1-800-480-4111, provided that the Shareholder has elected the telephone redemption privilege in writing to the Distributor, or to the Shareholder Servicing Agent, if applicable. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge, which, as of the date of this Prospectus, is $7.00.

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include requesting personal identification information or recording telephone conversations.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders whose accounts have a value of at least $10,000 may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount of not less than $100 each. There is no charge for this service. Purchases of additional Class A shares while the Systematic Withdrawal Plan is in effect are generally undesirable because a sales charge is incurred whenever purchases are made.

Pursuant to the Systematic Withdrawal Plan, Class B Shareholders may elect to receive, or may designate another person to receive, distributions provided the distributions are limited to no more than 10% of their account value annually, determined in the first year as of the date the redemption request is received by the Transfer Agent, and in subsequent years, as of the most recent anniversary of that date. In addition, Shareholders who have attained the age of 70 1/2 may elect to receive distributions, to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan.

                                                                      PROSPECTUS

If the amount of the systematic withdrawal exceeds the income accrued since the previous withdrawal under the Systematic Withdrawal Plan, the principal balance invested will be reduced and shares will be redeemed.

OTHER INFORMATION REGARDING REDEMPTIONS

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed for 10 or more days until payment has been collected for the purchase of such shares. The Fund intends to pay cash for all shares redeemed. See "How to invest in The One Group(R) -- by Mail."

Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder in the Fund has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of the Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least $1,000.

See "Redemption of Shares" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.

FUND MANAGEMENT

THE TRUSTEES

The Trustees oversee the management and administration of the Fund. Among their other duties the Trustees' are responsible for making major decisions relating to the Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust and meet at least quarterly to review the Fund's investment policies, performance, expenses and other business affairs.

THE ADVISOR

The Trust and Banc One Advisors have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, Banc One Advisors makes the day-by-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. Banc One Advisors discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. Banc One Advisors began serving as investment advisor to the Trust in 1993 and currently serves as investment advisor to all of the funds of the Trust, as well as advisor to other mutual funds and individual, corporate, charitable and retirement accounts. Banc One Advisors and its affiliates have considerable investment management experience dating back to 1985.

Banc One Advisors is an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company incorporated in the state of Ohio. BANC ONE CORPORATION currently has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance and insurance. The Trust's shares are not deposits or obligations of, or endorsed or guaranteed by BANC ONE CORPORATION or its bank or non-bank affiliates. The Trust's shares are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or by any other governmental agency or government sponsored agency of the Federal government or any state.

On a consolidated basis, BANC ONE CORPORATION had assets of over $97 billion as of June 30, 1996.

THE FUND MANAGERS

Gary J. Madich, CFA, is Senior Managing Director of Fixed Income Securities. Mr. Madich joined Banc One Advisors in February, 1995. Prior to joining Banc One Advisors, Mr. Madich was a Senior Vice President and Portfolio Manager with Federated Investors. Mr. Madich has seventeen years of investment management experience.

Scott Grimshaw is the Manger of the Fund. Mr. Grimshaw also is head of Derivatives Research for Banc One Advisors and Manager of the fixed income portion of the Asset Allocation Fund, having served in that position since November, 1994. Mr. Grimshaw served as the Senior Investment Officer in the Quantitative and Analysis Group for BANC ONE CORPORATION prior to his current position. Mr. Grimshaw has been employed by BANC ONE CORPORATION or its affiliates since 1988.

PROSPECTUS

The Fund pays Banc One Advisors an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of .40% of the average daily net assets of the Fund. Banc One Advisors may voluntarily agree to waive a part of its fees. (See "About the Fund -- Expense Summary.") These fee waivers are voluntary and may be terminated at any time. Shareholders will be notified in advance if and when these waivers are terminated.

THE DISTRIBUTOR

The One Group(R) Services Company (the "Distributor"), a wholly-owned subsidiary of the BISYS Group, Inc., and the Trust are parties to a distribution agreement (the "Distribution Agreement") under which shares of the Fund are sold on a continuous basis.

Class A shares are subject to a distribution and Shareholder services plan (the "Plan"). As provided in the Plan, the Trust will pay the Distributor a fee of
 .35% of the average daily net assets of Class A shares of the Fund. Currently, the Distributor has voluntarily agreed to limit payments under the Plan to .25% of the average daily net assets of Class A shares of the Fund. Up to .25% of the fees payable under the Plan may be used as compensation for Shareholder services by the Distributor and/or financial institutions and intermediaries. All such fees that may be paid under the Plan will be paid pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor may apply these fees toward: (i) compensation for its services in connection with distribution assistance or provision of Shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of Banc One Advisors), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of Shareholder services.

Class B shares are subject to a Contingent Deferred Sales Charge if such shares are redeemed prior to the sixth anniversary of purchase. Class B shares of the Fund are subject to an ongoing distribution and Shareholder service fee as provided in the Class B distribution and Shareholder services plan (the "Class B Plan") at an annual rate of 1.00% of the Fund's average daily net assets, which includes Shareholder servicing fees of .25% of the Fund's average daily net assets. Currently, the Distributor has voluntarily agreed to limit payments under the Class B Plan to .75% of the average daily net assets of the Class B shares of the Fund.

Proceeds from the Contingent Deferred Sales Charge and the distribution and Shareholder service fees under the Class B Plan are payable to the Distributor and financial intermediaries to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to dealers and agents for selling Class B shares. The combination of the Contingent Deferred Sales Charge and the distribution and Shareholder service fees facilitate the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The Plan and the Class B Plan are characterized as compensation plans since the distribution fees will be paid to the Distributor without regard to the distribution or Shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Fund also may execute brokerage or other agency transactions through an affiliate of Banc One Advisors or through the Distributor for which the affiliate or the Distributor receives compensation. Pursuant to guidelines adopted by the Board of Trustees of the Trust, any such compensation will be reasonable and fair compared to compensation received by other brokers in connection with comparable transactions.

Fiduciary Class shares of the Fund are offered without distribution fees to institutional investors, including Authorized Financial Organizations. It is possible that an institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares. In addition, a financial institution that is the record owner of shares for the account of its customers may impose separate fees for account services to its customers.

THE ADMINISTRATOR

The One Group(R) Services Company (the "Administrator"), a wholly-owned subsidiary of the BISYS Group, Inc., and the Trust are parties to an administration agreement relating to the Fund (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator is responsible for providing the Trust with administrative services (other than investment advisory services), including regulatory reporting and all necessary office space, equipment, personnel and facilities.

Banc One Advisors also serves as Sub-Administrator to each fund of the Trust, pursuant to an agreement between the Administrator and Banc One Advisors. Pursuant to this agreement, Banc One Advisors performs many of the Administrator's duties, for which Banc One Advisors receives a fee paid by the Administrator.

The Administrator is entitled to a fee for administrative services, which is calculated daily and paid monthly, at an annual rate of .20% of each fund's average daily net assets on the first $1.5 billion in Trust assets (excluding The One Group Treasury Only Money Market Fund, The One Group(R) Government Money Market Fund and The One Group(R) Investor Funds), .18% of each fund's average daily net assets to $2 billion in Trust assets (excluding The One Group(R) Treasury

                                                                      PROSPECTUS

Only Money Market Fund, The One Group(R) Government Money Market Fund and The One Group(R) Investor Funds), and .16% of each fund's average daily net assets when Trust assets exceed $2 billion (excluding The One Group(R) Treasury Only Money Market Fund, The One Group(R) Government Money Market Fund and The One Group(R) Investor Funds).

THE TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8500, Boston, MA 02266-8500 acts as Transfer Agent and Custodian for the Trust, for which services it receives a fee. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. Bank One Trust Company, N.A. serves as Sub-Custodian in connection with the Trust's securities lending activities, pursuant to an agreement between State Street Bank and Trust Company and Bank One Trust Company. Bank One Trust Company receives a fee paid by the Trust.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Ropes & Gray serves as counsel to the Trust. Coopers & Lybrand L.L.P. serves as the independent accountants of the Trust.

OTHER INFORMATION

THE TRUST

The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust filed on May 23, 1985. The Declaration of Trust permits the Trust to offer separate funds and different classes of each fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses. The total expenses for the Fund for the most recent fiscal year are set forth in this Prospectus under the heading "Expense Summary."

Banc One Advisors and the Administrator of the Fund each bears all expenses incurred in connection with the performance of their services as investment Advisor and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

As a general matter, expenses are allocated to each class of shares of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. At present, the only expenses that are allocated to Class A and Class B shares, other than in accordance with the relative net asset value of the class, are the different distribution and Shareholder services costs. See "Expense Summary." At present, no expenses are allocated to Fiduciary Class shares as a class that are not also borne by the other classes of shares of the Fund in proportion to the relative net asset values of the shares of such classes.

The organizational expenses of the Fund have been capitalized and are being amortized in the first five years of the Fund's operations. Such amortization will reduce the amount of income available for payment as dividends.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Therefore, the number of votes a Shareholder is entitled to depends on the number of shares owned by that Shareholder. Each fund of the Trust will vote separately on matters relating solely to that fund. In addition, each class of a fund shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class, and shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class. However, all fund Shareholders will have equal voting rights on matters that affect all fund Shareholders equally. As a Massachusetts Business Trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be elected or removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) is determined and declared daily, and is distributed in the form of monthly dividends to Shareholders of Record of the Fund on the first Business Day of each month. Capital gains of the Fund, if any, will be distributed at least annually.

PROSPECTUS

To maintain a relatively even rate of distributions from the Fund rather than having substantial fluctuations from period to period, the monthly distributions level from the Fund may be fixed from time to time at rates consistent with Banc One Advisors' long-term earnings expectations.

Shareholders automatically receive all income dividends and capital gain distributions in additional Class A, Class B, or Fiduciary Class shares, as applicable, at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Such election, or any revocation thereof, must be made in writing, at least 15 days prior to distribution, to the Transfer Agent at P.O. Box 8500, Boston, MA 02266-8500, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

Class B shares received as dividends and capital gains distributions at the net asset value next determined following the record date shall be held in a separate Class B sub-account. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

Dividends and distributions of the Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution even though such distribution would, in effect, represent a return of the Shareholder's investment.

The amount of dividends payable on Fiduciary Class shares will be more than the dividends payable on Class A and Class B shares because of the distribution expenses charged to Class A and Class B shares.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to the Administrator, The One Group(R) Services Company, 3435 Stelzer Road, Columbus, Ohio 43219.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

OTHER INVESTMENT POLICIES

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes during periods when Banc One Advisors determines that market conditions warrant such action, the Fund may invest up to 100% of its assets in money market instruments, and may hold a portion of its assets in cash for liquidity purposes.

To the extent the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year. It is presently estimated that the annual portfolio turnover rate of the Fund will not exceed 100%. Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to the Fund's Shareholders.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, and if consistent with the Fund's investment objective and policies, repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Fund's assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

                                                                      PROSPECTUS

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain of the permitted investments for the Fund.

U.S. TREASURY OBLIGATIONS -- The Fund may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

STRIPS and CUBES are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.

U.S. GOVERNMENT AGENCIES -- Certain Federal agencies have been established as instrumentalities of the U.S. government to supervise and finance specific types of activities. Select agencies, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the credit of the instrumentality and have the right to borrow from the U.S. Treasury; others are supported by the authority of the U.S. government to purchase the agency's obligations; while still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported solely by the credit of the instrumentality itself. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored agencies or instrumentalities if it is not obligated to do so by law. Obligations of U.S. government agencies include debt issues, callable debt issues, securities with step-up coupons and mortgage-backed securities issued or guaranteed by select agencies.

INVESTMENT COMPANY SECURITIES -- The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its assets in the securities of other investment companies. The Fund will only invest in investment companies which invest exclusively in U.S. Treasury and other U.S. Agency obligations. Because other investment companies employ an investment Advisor, such investment by the Fund may cause Shareholders to bear duplicative fees. Banc One Advisors will waive its fee attributable to the assets of the investing fund invested in a money market fund of the Trust and in other funds advised or administered by Banc One Advisors; and, to the extent required by the laws of any state in which shares of the Trust are sold, Banc One Advisors will waive its fees attributable to the assets of the Fund invested in any investment company.

SECURITIES LENDING -- In order to generate additional income, the Fund may lend up to 33% of the securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Fund will continue to receive interest on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, or other short-term, highly liquid investments. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. The Fund will enter into loan arrangements only with counterparties which Banc One Advisors has deemed to be

PROSPECTUS
creditworthy under guidelines established by the Board of Trustees. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, not considered to be illiquid investments.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. These instruments will be purchased only if they are issued by the U.S. Treasury or another U.S. government agency.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are debt obligations secured by real estate loans and pools of loans. The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. The Fund will only purchase mortgage-backed securities that are not structured to provide for redistribution of the cash flows of mortgage-related products to different bond classes (called tranches), and are thus not considered to be derivatives. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may have to reinvest in securities with a lower yield. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

REGULATION OF MORTGAGE LOANS -- Mortgage loans are subject to a variety of state and Federal regulations designed to protect borrowers which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even when the Fund invests in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, these regulations may adversely affect the Fund's investments by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

GOVERNMENT ADJUSTABLE RATE MORTGAGE LOANS ("ARMS") -- ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag

                                                                      PROSPECTUS
behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Fitch's Investors Service ("Fitch"), Duff and Phelps ("Duff"), and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a high degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to be of the "highest" quality and "higher" quality respectively on the basis of relative repayment capacity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION OF CORPORATE/MUNICIPAL BOND RATINGS

The following descriptions of S&P's and Moody's corporate and municipal bond ratings have been published by S&P and Moody's, respectively.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

PERFORMANCE

From time to time, the Fund may advertise yield, total return and/or distribution rate. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the annualized

PROSPECTUS
income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one-year period and is shown as a percentage of the investment.

Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects an actual rate of return over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The distribution rate is computed by dividing the total amount of the dividends per share paid out during the past period by the maximum offering price or month-end net asset value depending on the class of the Fund. This figure is then "annualized" (multiplied by 365 days and divided by the applicable number of days in the period). Funds with a front-end sales charge would incorporate the offering price into the distribution yield in place of month-end net asset value.

Distribution rate is a measure of the level of income paid out in cash to Shareholders over a specified period. It differs from yield and total return and is not intended to be a complete measure of performance. Furthermore, the distribution rate may include return of principal and/or capital gains. Total return is the change in value of a hypothetical investment over a given period assuming reinvestment of dividends and capital gain distributions. The yield refers to the cumulative 30-day rolling net investment income, divided by maximum offering price and multiplied by average shares outstanding during this period. See the Statement of Additional Information.

The Trust will include information on all classes of shares of the Fund in any advertisement or information including performance data for the Fund. The performance for Fiduciary Class shares may be higher than for Class A shares and Class B shares because Fiduciary Class shares are not subject to sales charges and distribution expenses.

The performance of each class of the Fund may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices that may assume investment of dividends but do not reflect deductions for administrative and management costs. In addition, the performance of each class of the Fund may be compared to other funds or to relevant indices that may calculate total return without reflecting sales charges; in which case, the Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations.

Further information about the performance of each class of the Fund is contained in the Trust's Annual Report to Shareholders for The One Group(R) Treasury & Agency Fund, which may be obtained without charge by calling 1-800-480-4111.

TAXES

The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a complete explanation of the Federal, state, local or foreign income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax Advisors regarding specific questions as to the tax consequences of investing in the Fund.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for Federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of Federal taxes on that part of its net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that is distributed to Shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders of each class of shares of the Fund on at least an annual basis. Generally, dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares, and any net capital gains will be distributed at least annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under the Code ("qualified retirement plans"), will not be taxable. The Federal tax treatment of qualified retirement plans, as well as distributions from such plans, is governed by specific provisions of the Code. If shares are held by a retirement plan that ceases to qualify for tax-exempt treatment under the Code or by an individual who has received such shares as a distribution from a retirement plan, the Fund's distributions will be taxable to such plan or individual as described in the preceding paragraph. Persons considering directing the investment of their qualified retirement plan account in the Fund and

                                                                      PROSPECTUS
qualified retirement plan trusts considering purchasing such shares, should consult their tax Advisors for a more complete explanation of the Federal tax consequences, and for an explanation of the state, local and (if applicable) foreign tax consequences of making such an investment.

The Fund will make annual reports to Shareholders of the Federal income tax status of all distributions.

Certain securities purchased by the Fund (such as STRIPS, and CUBES), as defined in the "Description of Permitted Investments," are sold at original issue discount and thus do not make periodic cash interest payments. The Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when Banc One Advisors would not have chosen to sell such securities and may result in a taxable gain or loss.

Dividends declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by Shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for Federal excise tax.

Dividends received by a Shareholder that are derived from the Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly. The Fund will inform Shareholders annually of the percentage of income and distributions derived from U.S. government obligations. Shareholders should consult their tax Advisors regarding the state and local tax treatment of the income dividends received from the Fund.

Sale, exchange, or redemption of Fund shares by a Shareholder will generally be a taxable event to such Shareholder.

PROSPECTUS

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

Investment Advisor and Sub-Administrator
Banc One Investment Advisors Corporation
774 Park Meadow Road
Columbus, OH 43271-0211

Distributor
The One Group(R) Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group(R) Services Company
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8500
Boston, MA 02266-8500

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005

Independent Accountants
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215

TOG-F-129

                                THE ONE GROUP(R)

                              CROSS REFERENCE SHEET

                              COMBINED STATEMENT OF

                             ADDITIONAL INFORMATION

                                                 COMBINED STATEMENT OF
                                                 ADDITIONAL INFORMATION
FORM N-1A PART A ITEM                            CAPTION
---------------------                            -------
10. Cover Page                                   Cover Page

11. Table of Contents                            Table of Contents

12. General Information and History              The Trust; Additional
                                                 Information - Description of
                                                 Shares

13. Investment Objective and Policies            Investment Objectives and
                                                 Policies

14. Management of the Fund                       Management of the Trust

15. Control Persons and Principal                Additional Information -
         Holders of Securities                   Miscellaneous

16. Investment Advisory and Other
         Services                                Management of the Trust

17. Brokerage Allocation                         Management of the Trust -
                                                 Portfolio Transactions

18. Capital Stock and Other Securities           Valuation; Additional
                                                 Information
                                                 Regarding the Calculation of
                                                 Per Share Net Asset Value;
                                                 Additional Purchase and
                                                 Redemption Information;
                                                 Additional Information

19. Purchase, Redemption and Pricing of          Valuation; Additional
         Securities Being Offered                Information
                                                 Regarding the Calculation of
                                                 Per Share Net Asset Value;
                                                 Additional
                                                 Purchase and Redemption
                                                 Information; Management of the
                                                 Trust

20. Tax Status                                   Investment Objectives and
                                                 Policies - Additional Tax
                                                 Information Concerning the
                                                 Fund

                                                 COMBINED STATEMENT OF
                                                 ADDITIONAL INFORMATION
FORM N-1A PART A ITEM                            CAPTION
---------------------                            -------
21. Underwriters                                 Management of the Trust -
                                                 Distributor

22. Calculation of Performance Data              Additional Information -
                                                 Calculation of Performance
                                                 Data

23. Financial Statements                         New Fund -- None Available


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                       STATEMENT OF ADDITIONAL INFORMATION

                                THE ONE GROUP(R)

       The One Group Treasury & Agency Fund (the "Treasury & Agency Fund")


                                November 1, 1996

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for the Treasury & Agency Fund dated November 1, 1996. This Statement of Additional Information is incorporated in its entirety into that Prospectus. A copy of the Prospectus may be obtained by writing to the Distributor for the Trust, The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800)-480-4111.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE TRUST
INVESTMENT OBJECTIVES AND POLICIES                                             5
     Additional Information on Fund Instruments
         Government Securities                                                 6
         Mortgage-related Securities                                           6
         Yield, Market Value and Risk Considerations of Mortgage-Backed
              Securities                                                       8
         Securities Lending                                                    9
         Variable and Floating Rate Notes                                      9
     Investment Restrictions                                                  11
     Portfolio Turnover                                                       13
     Additional Tax Information Concerning the Fund                           13
VALUATION                                                                     16
     Valuation of the Fund                                                    16
ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET
     ASSET VALUE                                                              16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                16
MANAGEMENT OF THE TRUST                                                       19
     Trustees & Officers                                                      19
     Investment Advisor                                                       22
         Banc One Investment Advisors Corporation                             22
     Glass-Steagall Act                                                       23
     Portfolio Transactions                                                   23
     Administrator                                                            25
     Expenses                                                                 26
     Distributor                                                              26
     Distribution Plan                                                        26
     Custodian and Transfer Agent                                             27
     Experts                                                                  28
ADDITIONAL INFORMATION                                                        28
     Description of Shares                                                    28
     Shareholder and Trustee Liability                                        29
     Calculation of Performance Data                                          29
     Miscellaneous                                                            31
APPENDIX                                                                      33

                                    THE TRUST

         The One Group (the "Trust") is an open-end management investment company. The Trust consists of forty series of units of beneficial interest ("Shares") each representing interests in one of forty separate investment portfolios ("Fund" or "Funds", formerly "Portfolios"). This Statement of Additional Information contains information relating to the Treasury & Agency Fund only.

         Information regarding The One Group U.S. Treasury Securities Money Market Fund, The One Group Prime Money Market Fund, The One Group Municipal Money Market Fund, The One Group Ohio Municipal Money Market Fund, The One Group Income Equity Fund, The One Group Disciplined Value Fund, The One Group Growth Opportunities Fund, The One Group International Equity Index Fund, The One Group Equity Index Fund, The One Group Large Company Value Fund, The One Group Large Company Growth Fund, The One Group Asset Allocation Fund, The One Group Income Bond Fund, The One Group Limited Volatility Bond Fund, The One Group Intermediate Bond Fund, The One Group Government Bond Fund, The One Group Ultra Short-Term Income Fund, The One Group Municipal Income Fund, The One Group Intermediate Tax-Free Bond Fund, The One Group Ohio Municipal Bond Fund, The One Group Texas Tax-Free Bond Fund, The One Group West Virginia Municipal Bond Fund, The One Group Kentucky Municipal Bond Fund, The One Group Arizona Municipal Bond Fund, The One Group Treasury Money Market Fund, The One Group Treasury Only Money Market Fund, The One Group Government Money Market Fund, The One Group Tax Exempt Money Market Fund, The One Group Institutional Prime Money Market Fund, The One Group Louisiana Municipal Bond Fund, The One Group Value Growth Fund, The One Group Gulf South Growth Fund, The One Group Income Fund, The One Group Investor Growth Fund, The One Group Investor Growth & Income Fund, The One Group Investor Aggressive Growth Fund, The One Group Investor Fixed Income Fund, The One Group Investor Conservative Growth Fund, and The One Group Investor Balanced Fund is contained in a separate Statement of Information dated November 1, 1996 which may be obtained by writing to the Distributor for the Trust, The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 480-4111.

         The Fund is a diversified mutual fund, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares in the Fund are offered in three separate classes: Fiduciary Class Shares, Class A Shares and Class B Shares. Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in a particular class of Shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund.

ADDITIONAL INFORMATION ON FUND INSTRUMENTS

         GOVERNMENT SECURITIES

         The Fund may invest in obligations issued or guaranteed by the U.S. Treasury and obligations issued or guaranteed by agencies and instrumentalities of the U.S. government. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Banc One Advisors believes that the credit risk with respect thereto is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment Objectives and Policies--Mortgage-related Securities" in this Statement of Additional Information.

         MORTGAGE-RELATED SECURITIES

         The Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("Ginnie Mae") and government-related organizations such as the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). The Fund may only invest in mortgage-related securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The Fund will only purchase mortgage-backed securities that are not structured to provide for redistribution of the cash flows of mortgage-related products to different bond classes (called tranches), and are thus not considered to be derivatives.

         There can be no assurance that the United States government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future.

         Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

         The market value of the Fund's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

         Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

         Although having less risk of decline during periods of rising interest rates, adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.



         YIELD, MARKET VALUE AND RISK CONSIDERATIONS OF MORTGAGE-BACKED
SECURITIES


         The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Trust invests will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

         In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to adjustable rate mortgage loans ("ARMs") has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.




         SECURITIES LENDING

         The Fund may lend up to 33% of its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive a minimum of 100% collateral in the form of cash, U.S. government securities, shares of an investment trust or shares of an investment company or any combination of such cash and securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities. Loans will be subject to termination by the Fund or the borrower at any time and are therefore not considered to be illiquid investments. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Banc One Advisors has determined are creditworthy under guidelines established by the Trust's Board of Trustees and when, in the judgement of Banc One Advisors, the consideration that can be earned currently from such securities loans justifies the attendant risk.

         VARIABLE AND FLOATING RATE NOTES

         Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. These instruments will be purchased only if they are issued by the U.S. Treasury or another U.S. government agency. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Banc One Advisers will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         As described in the Prospectus of the Fund, subject to its investment objective policies and restrictions, the Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by Banc One Advisors under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, Banc One Advisors will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. The Fund will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund's assets at a favorable rate of return.

         Variable or floating rate notes with stated maturities of more than 397 days may, under the Securities and Exchange Commission's amortized cost rule, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

         (1) Adjustable Rate Government Securities. A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

         (2) Short-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (3) Long-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (4) Short-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

         (5) Long-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days notice.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund's net assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which the Fund may purchase demand notes that are not illiquid. If not rated, such instruments must be found by Banc One Advisors, under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P, Moody's, and Fitch, see the Appendix. The Fund may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.


INVESTMENT RESTRICTIONS

         Unless otherwise specifically noted, the following investment restrictions may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund. See "ADDITIONAL INFORMATION-- Miscellaneous" in this Statement of Additional Information.

         The Fund may not:

         1. Purchase securities on margin, sell securities short, or participate in a joint or joint and several basis in any securities trading account.

         2. Underwrite the securities of other issuers except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

         3. Purchase or sell commodities or commodity contracts (including futures contracts), except that for bona fide hedging and other permissible purposes, the Fund may purchase or sell financial futures contracts.

         4. Invest in any issuer for purposes of exercising control or management.

         5. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

         6. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

         7. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         The following investment restrictions are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

         The Fund may not:

         1. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its Advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         2. Invest more than 5% of the Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation. (This restriction shall not apply to investments in asset-backed securities and other mutual funds authorized for purchase by the Fund, as described in its Prospectus. For purposes of this restriction, an "Asset-Backed Security" means a debt obligation issued by a limited-purpose entity whose primary business activity is acquiring and holding financial assets.)

         3. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

PORTFOLIO TURNOVER

         The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and by requirements which enable the Trust to receive certain favorable tax treatments. Portfolio turnover will not be a limiting factor in making portfolio decisions.


ADDITIONAL TAX INFORMATION CONCERNING THE FUND

         It is the policy of the Fund to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or certain options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, United States government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to Shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (i) its tax-exempt interest income (if any) less (ii) certain deductions attributable to that income. The Fund intends to make sufficient distributions to Shareholders to qualify for this special tax treatment.

         If the Fund failed to qualify as a regulated investment company receiving special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company and being accorded special tax treatment.

         Regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year, plus 98% of their capital gain net income (as defined) for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from the previous year are subject to a non-deductible excise tax equal to 4% of the undistributed amounts. For purposes of the excise tax, the Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions to avoid liability for the excise tax.

         Shareholders of the Fund will generally pay federal income tax on distributions received from the Fund. Dividends that are attributable to the Fund's net investment income will be taxed to Shareholders as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will generally be taxable to a Shareholder receiving such distributions as long-term capital gain regardless of how long the Shareholder has held its shares. Distributions in excess of the Fund's current and accumulated "earnings and profits" will be treated by a Shareholder receiving such distributions as a return of capital to the extent of such Shareholder's basis in its Shares in the Fund, and thereafter as capital gain. A return of capital is not taxable, but reduces a Shareholder's basis in its shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. The sale, exchange or redemption of Fund shares by a Shareholder may give rise to a taxable gain or loss to that Shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the Shareholder has held the shares for more than 12 months, and otherwise as short-term capital gain or loss. However, if a Shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         Certain investment and hedging activities of the Fund, including hedging transactions, will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to Shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         Certain securities purchased by the Fund (such as STRIPS and CUBES), as defined in the Description of Permitted Investments in the Fund's Prospectus, are sold at original issue discount and thus do not make periodic cash interest payments. The Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when Banc One Advisors would not have chosen to sell such securities and may result in a taxable gain or loss.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any individual Shareholder who has provided to the Fund either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the Shareholder's ultimate U.S. tax liability.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Fund. No attempt is made to present herein a complete explanation of the federal income tax treatment of the Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of Shares of the Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and (if applicable) foreign taxes.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                                    VALUATION

VALUATION OF THE FUND

         Except as noted below, investments of the Fund in securities the principal market for which is a securities exchange are valued at their market values based upon the latest available sales price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded.

Securities the principal market for which is not a securities exchange are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Trust. Short-term securities are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

         Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished by a pricing service. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by Banc One Advisors under the supervision of the Trustees and may include yield equivalents or a pricing matrix.

                ADDITIONAL INFORMATION REGARDING THE CALCULATION
                          OF PER SHARE NET ASSET VALUE

         The net asset value of the Fund is determined and its Fiduciary Class, Class A and Class B Shares are priced as of the times specified in the Fund's Prospectus. The net asset value per Share of the Fund's Fiduciary Class, Class A and Class B Shares is calculated by determining the value of the respective Class's proportional interest in the securities and other assets of the Fund, less (i) such Class's proportional share of general liabilities and (ii) the liabilities allocable only to such Class, and dividing such amount by the number of Shares of the Class outstanding. The net asset value of the Fund's Fiduciary Class, Class A and Class B Shares may differ from each other due to the expense of the Distribution and Shareholders Services Plan fee applicable to the Fund's Class A and Class B Shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         All of the classes of Shares in Fund are sold on a continuous basis by The One Group Services Company (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

         Fiduciary Class Shares in the Fund may be purchased, through procedures established by the Distributor, by institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities.

         Class A and Class B Shares may be purchased by any investor that does not meet the purchase eligibility criteria, described above, with respect to Fiduciary Shares. In addition to purchasing Class A and Class B Shares directly from the Distributor, an investor may purchase Class A and Class B Shares through a financial institution, such as a bank, savings and loan association, insurance company (each a "Shareholder Servicing Agent") that has established a Shareholder servicing agreement with the Distributor, or through a broker-dealer that has established a dealer agreement with the Distributor. Questions concerning the eligibility requirements for each class of the Trust's Shares may be directed to the Distributor at 1-800-480-4111.

         As described in the Prospectus for the Fund and in the Multiple Class Plan, under certain circumstances, Class A Shares of the Fund may be purchased free of the sales charge applicable to such Class A Shares. No sales charge is imposed on Class A Shares of the Fund: (i) issued through reinvestment of dividends and capital gains distributions; (ii) acquired through the exercise of exchange privileges where a comparable sales charge has been paid for exchanged Shares; (iii) purchased by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of the Trust, of BANC ONE CORPORATION and its subsidiaries and affiliates, of the Distributor and its subsidiaries and affiliates, or of an investment sub-Advisor of a Fund of the Trust and such sub-Advisor's subsidiaries and affiliates; (iv) sold to affiliates of BANC ONE CORPORATION and certain accounts (other than Individual Retirement Accounts) for which financial organizations, including any bank, depository institution, insurance company, pension plan or other organization are authorized to act in fiduciary, advisory, agency, custodial or similar capacities, or purchased by investment Advisors, financial planners or other intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such investment Advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment Advisor, financial planner or other intermediary; (v) purchased with proceeds from the recent redemption of Fiduciary Class Shares of a Fund of the Trust or acquired in an exchange of Fiduciary Class Shares of a Fund for Class A Shares of the same Fund; (vi) purchased with proceeds from the recent redemption of Shares of a mutual fund (other than a Fund of the Trust) for which a sales charge was paid; (vii) purchased in an Individual Retirement Account with the proceeds of a distribution from an employee benefit plan, provided that, at the time of distribution, the employee benefit plan had plan assets invested in a Fund of the Trust; (viii) purchased with Trust assets; (ix) purchased in accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor; (x) directly purchased with the proceeds of a distribution on a bond for which a BANC ONE CORPORATION affiliate bank or trust company is the Trustee or Paying Agent; or (xi) purchased in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

         An investor relying upon any of the categories of waivers of the sales charge must qualify for such waiver in advance of the purchase with the Distributor or the financial institution or intermediary through which Shares are purchased by the investor.

         The waiver of the sales charge under circumstances (v), (vi), and (vii) above applies only if the purchase is made within 60 days of the redemption and if conditions imposed by the Distributor are met. The waiver policy with respect to the purchase of Shares through the use of proceeds from a recent redemption or distribution as described in clauses (v), (vi), and (vii) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should call the Distributor at 1-800-480-4111 to determine whether they are eligible to purchase Shares without paying a sales charge through the use of proceeds from a recent redemption or distribution as described above, and to confirm continued availability of these waiver policies prior to initiating the procedures described in clauses (v), (vi), and (vii).

         Fiduciary Class Shareholders of the Fund may exchange their Shares for Class A Shares of the Fund or for Class A Shares or Fiduciary Class Shares of another Fund of the Trust. Class A Shareholders may exchange their Shares for Fiduciary Class Shares of the Fund or for Fiduciary Class or Class A Shares of another Fund of the Trust, if the Shareholder is eligible to purchase such Shares. The exchange privilege may be exercised only in those states where the Shares of the Fund or such other Fund may be legally sold. All exchanges discussed herein are made at the net asset value of the exchanged Shares, except as provided below. The Trust does not impose a charge for processing exchanges of Shares. If a Shareholder seeks to exchange Class A Shares of a Fund that does not impose a sales charge for Class A Shares of a Fund that does, or the Fund being exchanged into has a higher sales charge, the Shareholder will be required to pay a sales charge in the amount equal to the difference between the sales charge applicable to the Fund into which the Shares are being exchanged and any sales charge previously paid for the exchanged Shares, including any sales charges incurred on any earlier exchanges of the Shares (unless such sales charge is otherwise waived as provided above). The exchange of Fiduciary Class Shares for Class A Shares also will require payment of the sales charge unless the sales charge is waived, as provided above. If a Shareholder (no longer eligible to purchase Fiduciary Shares) purchases Class A Shares of a Fund, the Shareholder will be subject to Distribution and Shareholder Services Plan Fees.

         Class B Shareholders of the Fund may exchange their Shares for Class B Shares of any other Fund of the Trust on the basis of the net asset value of the exchanged Class B Shares, without the payment of any Contingent Deferred Sales Charge that might otherwise be due upon redemption of the outstanding Class B Shares. The newly acquired Class B Shares will be subject to the higher Contingent Deferred Sales Charge of either the Fund from which the Shares were exchanged or the Fund into which the Shares were exchanged. With respect to outstanding Class B Shares as to which previous exchanges have taken place, "higher Contingent Deferred Sales Charge" shall mean the higher of the Contingent Deferred Sales Charge applicable to either the Fund the Shares are exchanging into or any other Fund from which the Shares previously have been exchanged. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the initial exchange was made.

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Trust may redeem Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.


                             MANAGEMENT OF THE TRUST

TRUSTEES & OFFICERS

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently four Trustees, all of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

         The Trustees of the Trust, their addresses, and principal occupations during the past five years are set forth below.


                              POSITION(S) HELD     PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS              WITH THE TRUST       PAST 5 YEARS
Peter C. Marshall             Trustee              From November, 1993 to
DCI Marketing, Inc.                                present, President, DCI
2727 W. Good Hope Road                             Marketing, Inc.; from 1992 to
Milwaukee, WI 53209                                November, 1993, Vice
                                                   President-Finance and
                                                   Treasurer, DCI Marketing,
                                                   Inc.; from August, 1987 to
                                                   1992, has served as an
                                                   officer in the corporate
                                                   finance group of Blunt, Ellis
                                                   & Loewi and its successor
                                                   corporation, Kemper
                                                   Securities, Inc.

Charles I. Post               Trustee              From July, 1986 to present,
7615 4th Avenue                                    has been self-employed as a
West Bradenton, FL 34209                           consultant.

John S. Randall               Trustee              Since 1972, has been
1840 North Prospect Ave.                           self-employed as
Apartment 419                                      a management consultant.
Milwaukee, WI  53202-1962

Frederick W. Ruebeck          Trustee              From June, 1988 to present,
Eli Lilly & Company                                has been Director of
Lilly Corporate Center                             Investments, Eli Lilly and
307 East McCarty                                   Company.
Indianapolis, IN 46285

         The Trustees of the Trust receive fees and expenses for each meeting of the Board of Trustees attended. No officer or employee of the Distributor currently acts as a Trustee of the Trust.

         The Compensation Table below sets forth the estimated total compensation to the Trustees from the Trust and the operational funds of The One Group for the Trust's fiscal year ended June 30, 1996.

                              COMPENSATION TABLE(1)

                                               PENSION OR
                                               RETIREMENT
                                                BENEFITS        ESTIMATED          TOTAL
                           AGGREGATE            ACCRUED           ANNUAL        COMPENSATION
      NAME OF             COMPENSATION          AS PART          BENEFITS           FROM
      PERSON,               FROM THE            OF FUND            UPON           THE FUND
      POSITION               TRUST              EXPENSES        RETIREMENT       COMPLEX(2)
      --------               -----              --------        ----------       ----------
Peter C. Marshall,         $36,000                N/A              N/A           $39,000
Chairman

Charles I. Post,           $33,500                N/A              N/A           $36,500
Trustee

John S. Randall,           $33,500                N/A              N/A           $36,500
Trustee

Frederick W. Ruebeck,      $33,500                N/A              N/A           $36,500
Trustee

1        Figures are for the Trust's fiscal year ended June 30, 1996.

2 "Fund Complex" comprises the 26 operational funds of The One Group as well as the 4 funds of The One Group(R) Investment Trust at June 30, 1996.

         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The officers of the Trust, their addresses, and principal occupations during the past five years are shown below.

                              POSITION(S) HELD        PRINCIPAL OCCUPATION
NAME AND ADDRESS              WITH THE TRUST          DURING PAST 5 YEARS
----------------              --------------          -------------------
Mark Dillon                   President               From 1993 to present,
The One Group Services                                Vice-President of BISYS
Company                                               Fund Services, Inc. and
3435 Stelzer Road                                     President of The One Group
Columbus, Ohio 43219                                  Services Company; from
                                                      1986 to 1993,
                                                      Vice-President of the
                                                      Winsbury Company

Mark Redman                   Vice President          From June, 1995 to
BISYS Fund Services           & Treasurer             present, Vice President,
3435 Stelzer Road                                     The One Group Services
Columbus, Ohio 43219                                  Company; from February
                                                      1989 to present, employee
                                                      of the Winsbury Company

George O. Martinez            Secretary               From March 1995 to present,
BISYS Fund Services, Inc.                             Senior Vice President and
3435 Stelzer Road                                     Director of Legal and
Columbus, OH 43219                                    Compliance Services, BISYS
                                                      Fund Services, Inc.; from June
                                                      1989 - March 1995, Vice
                                                      President and Associate
                                                      General Counsel, Alliance
                                                      Capital Management

Alaina J. Metz                Assistant Secretary     From June 1995 to present,
BISYS Fund Services, Inc.                             Chief Administrator,
3435 Stelzer Road                                     Administration and
Columbus, Ohio 43219                                  Regulatory Services, BISYS
                                                      Fund Services, Inc.; from
                                                      May 1989 - June 1995,
                                                      Supervisor, Mutual Fund
                                                      Legal Department, Alliance
                                                      Capital Management.

INVESTMENT ADVISOR

         Banc One Investment Advisors Corporation

         Investment advisory services to each of the Trust's Funds are provided by Banc One Advisors. Banc One Advisors makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

         Banc One Advisors is an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company incorporated in the state of Ohio. BANC ONE CORPORATION has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance. On a consolidated basis, BANC ONE CORPORATION had assets of over $97 billion as of June 30, 1996.

         Banc One Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANC ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including The One Group (formerly, the Helmsman Fund) since 1985.

         All investment advisory services are provided to the Fund by Banc One Advisors pursuant to an investment advisory agreement dated January 11, 1993 (the "Investment Advisory Agreement"). The Investment Advisory Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined under "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement was renewed by the Trust's Board of Trustees at their quarterly meeting on August 23, 1996. The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by the Fund's Advisor. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that Banc One Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Banc One Advisors in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

GLASS-STEAGALL ACT

         In 1971 the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its Shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         In the Investment Advisory Agreement with the Trust, Banc One Advisors has represented to the Trust that it possesses the legal authority to perform the investment advisory services contemplated by the agreement and described in the Prospectus and this Statement of Additional Information without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Banc One Advisors from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by Banc One Advisors , the Board of Trustees of the Trust would review the Trust's relationship with Banc One Advisors and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BANC ONE CORPORATION subsidiary banks or their correspondent banks in connection with customer purchases of Shares of the Trust, these banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.


PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, Banc One Advisors determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Fund, usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Banc One Advisors generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by Banc One Advisors with respect to the Fund based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Banc One Advisors may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by Banc One Advisors and does not reduce the advisory fees payable to Banc One Advisors. Such information may be useful to Banc One Advisors in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Banc One Advisors in carrying out their obligations to the Trust. In the last fiscal year, Banc One Advisors directed brokerage transactions to brokers who provided research services to Banc One Advisors. Total commissions paid to such brokers amounted to $2,845,760.00.

         The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its Advisors or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of BANC ONE CORPORATION subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for the Fund are made independently from those for the other Funds or any other investment company or account managed by Banc One Advisors. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Banc One Advisors believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, Banc One Advisors may aggregate the securities to be sold or purchased by it for the Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Trust, Banc One Advisors will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of Banc One Advisors or its parents or subsidiaries or affiliates and, in dealing with its commercial customers, Banc One Advisors and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

ADMINISTRATOR

         The One Group Services Company serves as Administrator (the "Administrator") to the Fund pursuant to a Management and Administration Agreement with the Trust (the "Administration Agreement"). The Board of Trustees of the Trust approved The One Group Services Company as the sole Administrator for each Fund of the Trust beginning December 1, 1995. The Administrator assists in supervising all operations of the Fund (other than those performed under the Investment Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement).

         Under the Administration Agreement, the Administrator has agreed to price the portfolio securities of the Fund and to compute the net asset value and net income of the Fund on a daily basis, to maintain office facilities for the Trust, to maintain the Fund's financial accounts and records, and to furnish the Trust statistical and research data, data processing, clerical, accounting, and bookkeeping services, and certain other services required by the Trust with respect to the Fund. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and State tax returns, prepares filings with State securities commissions, and generally assists in all aspects of the Trust's operations other than those performed under the Investment Advisory Agreement, and Custodian and Transfer Agency Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Banc One Advisors also serves as Sub-Administrator to the Fund, pursuant to an agreement between the Administrator and Banc One Advisors. Pursuant to this agreement, Banc One Advisors performs many of the Administrator's duties, for which Banc One Advisors receives a fee paid by the Administrator.

         Unless sooner terminated, the Administration Agreement between the Trust and The One Group Services Company will continue in effect through November 30, 1997. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement will be reviewed and ratified at least annually by the Trust's Board of Trustees, provided that the Administration Agreement is also reviewed and ratified by the majority of the Trust's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by vote cast in person at a meeting called for the purpose of reviewing and ratifying the Administration Agreement. The Administration Agreement is terminable with respect to a particular Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days' notice by the Trust's Board of Trustees or by The One Group Services Company.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

EXPENSES

         If total expenses borne by any one of the Funds in any fiscal year exceed expense limitations imposed by applicable State securities regulations, Banc One Advisors and the Administrator will reimburse that Fund by the amount of such excess in proportion to their respective fees. As of the date of this Prospectus, under the most restrictive State expense limitation applicable to the Trust, the annual expenses of the Trust may not exceed the total of two and one-half percent (2.5%) of the first thirty million dollars ($30,000,000) of the Trust's average net assets, plus two percent (2.0%) of the next seventy million dollars ($70,000,000) of the Trust's average net assets, plus one and one-half percent (1.5%) of the remaining amount of the Trust's average net assets. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees charged to customers by certain entities in connection with investments in a Fund on a customer's behalf are not included within Fund expenses for purposes of any such expense limitation.

DISTRIBUTOR

         The One Group Services Company serves as Distributor to the Fund pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"). The Board of Trustees of the Trust approved The One Group Services Company as the sole Distributor beginning November 1, 1995. Unless otherwise terminated, the Distribution Agreement will continue in effect until November 30, 1997 and will continue from year to year if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds (see "ADDITIONAL INFORMATION-- Miscellaneous," in this Statement of Additional Information) that are parties to the Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated in the event of its assignment, as defined in the 1940 Act. The One Group Services Company is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc.

DISTRIBUTION PLAN

         The operation and fees with respect to Class A Shares and Class B Shares of the Trust payable under the Trust's Distribution and Shareholder Services Plans, to which Class A Shares and Class B Shares of the Fund are subject, are described in the Fund's Prospectus and in the Multiple Class Plan.

         The Distribution and Shareholder Services Plan with respect to Class A Shares (the "Distribution Plan") was initially approved on July 28, 1989 by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). The Distribution Plan originally applied to the single class of Shares of each Fund of the Trust that existed prior to the offering of the Funds' Shares as four separate classes. An amendment to the Distribution Plan was approved by the Independent Trustees on October 21, 1991, and became effective on February 7, 1992. Such amendment limited fees under the Distribution Plan only to the Class A Shares of each Fund. The Distribution Plan was amended again on February 11, 1993 in order to make Retirement Class Shares (now the Service Class Shares) subject to distribution fees. The Distribution Plan was further amended on February 29, 1996, to eliminate certain "defensive" provisions of the Distribution Plan. A Distribution and Shareholder Services Plan (the "Class B Distribution Plan") for Class B Shares was initially approved on August 12, 1993 by the Independent Trustees. The Class B Distribution Plan was re-executed on December 13, 1995. Prior to February 7, 1992, distribution fees were waived with respect to every Fund of the Trust except the U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan and Class B Distribution Plan may be terminated with respect to the Class A Shares or Class B Shares of the Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares or Class B Shares, respectively, of the Fund. The Distribution Plan and Class B Distribution Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan or Class B Distribution Plan that would materially increase the distribution fee with respect to the Class A Shares or Class B Shares of the Fund requires the approval of the Fund's Class A or Class B Shareholders, respectively. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

CUSTODIAN AND TRANSFER AGENT

         Cash and securities owned by the Fund are held by State Street Bank and Trust Company ("State Street") as Custodian. State Street serves the Fund as Custodian pursuant to a Custodian Agreement with the Trust (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund; (ii) makes receipts and disbursements of money on behalf of the Fund; (iii) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreement.

         Bank One Trust Company, N.A. serves as Sub-Custodian in connection with the Trust's securities lending activities, pursuant to an agreement between State Street and Bank One Trust Company. Bank One Trust Company receives a fee paid by the Trust.

         Rules adopted under the 1940 Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories.

         State Street Bank & Trust ("State Street") serves as Transfer Agent and Dividend Disbursing Agent for the Fund pursuant to Transfer Agency Agreements with the Trust (the "Transfer Agency Agreement"). Under the Transfer Agency Agreements, State Street has agreed (i) to issue and redeem Shares of the Trust;
(ii) to address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (iv) to maintain Shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

EXPERTS

         Coopers & Lybrand L.L.P. serves as the independent accountants of the Trust.

         The law firm of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005 is counsel to the Trust. From time to time, Ropes & Gray have rendered legal services to Bank One, Milwaukee and Bank One, Wisconsin Trust Company, NA.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Trust is a Massachusetts Business Trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on May 23, 1985 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes 40 series of Shares, which represent interests in the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, the Income Equity Fund, the Disciplined Value Fund, the Growth Opportunities Fund, the Value Growth Fund, the Gulf South Growth Fund, the Large Company Value Fund, the Large Company Growth Fund, the International Equity Index Fund, the Equity Index Fund, the Asset Allocation Fund, the Income Bond Fund, the Limited Volatility Bond Fund, the Intermediate Bond Fund, the Government Bond Fund, the Ultra Short-Term Income Fund, the Income Fund, the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Aggressive Growth Fund, the Investor Fixed Income Fund, the Investor Conservative Growth Fund, the Investor Balanced Fund, the Municipal Income Fund, the Intermediate Tax-Free Bond Fund, the Ohio Municipal Bond Fund, the Texas Tax-Free Bond Fund, the West Virginia Tax-Free Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Arizona Municipal Bond Fund, the Treasury Money Market Fund, the Treasury Only Money Market Fund, the Government Money Market Fund, the Tax Exempt Money Market Fund, the Institutional Prime Money Market Fund and the Treasury and Agency Fund. The Funds of the Trust (other than the Institutional Money Market Funds, the U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund) offer Shares in three separate classes: Fiduciary Shares, Class A Shares and Class B Shares. The U.S. Treasury Securities Money Market Fund and the Prime Money Market Fund offer Fiduciary Shares, Class A Shares and Service Class Shares. See the relevant Prospectus for those Funds for more details.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

         Class A Shares and Class B Shares of the Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the trust for payment.


CALCULATION OF PERFORMANCE DATA

         Performance information showing the Fund's total return and/or 30-day yield with respect to a particular class may be presented from time to time in advertising and sales literature regarding the Fund. A 30-day yield is calculated by dividing the net investment income per-share earned during the 30-day base period by the maximum offering price per share on the last day of the period, according to the following formula:



                                            a-b
                        30-Day Yield = 2[( ----- +1)6-1]
                                            cd

         In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of Shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.


         The Fund's respective cumulative total return and average annual total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a particular class of the Fund for each of the periods shown. Cumulative total return for a particular class of the Fund is computed by determining the rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The cumulative return is calculated as the total dollar increase or decrease in the value of an account assuming reinvestment of all distributions divided by the original initial investment. The average annual return for a particular class of a Fund is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in share price and reinvestment of dividends and capital gains distributions.

         Performance information showing the Fund's and/or particular Class's distribution rate may be presented from time to time in advertising and sales literature regarding the Fund. The distribution rate is calculated as follows:

                                               a
                                              ---
                         distribution yield = (b) * 365
                                              ---------
                                                  c

         In the formula, "a" represents dividends distributed by a particular class during that period; "b" represents month end offer price or net asset value for a particular class; "c" represents the number of days in the period being calculated. "365" is the number of days in a year, used to annualize the distribution yield.

         Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, the Fund's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of the Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts at a bank, with regard to Fiduciary Class Shares, or a Participating Organization, with regard to Class A and Class B Shares, will reduce the Fund's effective yield to customers.

         The Fund may quote actual total return performance from time to time in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

         The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

         The Fund may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.; it may also use indices such as the Standard & Poor's 400 Composite Stock Index, the Standard & Poor's 500 Composite Stock Index, the Standard & Poor's 600 Composite Stock Index, the Russell 2000, or the Morgan Stanley International European, Asian and Far East Gross Domestic Product Index for performance comparison. Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used.

         The Fund may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by BANK RATE MONITOR, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

         The Fund may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation.

         The Fund may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

MISCELLANEOUS

         The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

         As used in the Trust's Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive. For information regarding the allocations of Class Expenses to particular classes of a Fund, see the respective Prospectus of the Fund under "MANAGEMENT-Expenses."

         As used in the Trust's Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any State in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

                                    APPENDIX


The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Advisers or the Sub-Advisers with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Advisers or the Sub-Advisers and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the four highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Description of the four highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Description of the three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+      High credit quality Protection factors are strong.

         AA Risk is modest but may vary slightly from time to time because of economic conditions.

         A+ Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:




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         Prime-1     Issuers rated Prime-1 (or supporting institutions) have a
                     superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                          -Leading market positions in well-established industries.

                          -High rates of return on funds employed.

                          -Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                          -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                          -Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.




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         Duff 1-     High certainty of timely payment. Liquidity factors are
                     strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



Fitch's description of its three highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

         A+ Obligations supported by the highest capacity for timely repayment.

         A1 Obligations supported by a very strong capacity for timely repayment.

         A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1         This designation denotes best quality. There is present
                     strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2         This designation denotes high quality. Margins of
                     protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.




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Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.




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